THE VIRTUS FUNDS


SUPPLEMENT TO THE TRUST SHARES COMBINED PROSPECTUS DATED NOVEMBER 30, 1995 AND INVESTMENT SHARES COMBINED PROSPECTUS DATED NOVEMBER 30, 1995, REVISED DECEMBER 29, 1995.
1. Effective March 15, 1996, the name of The Stock Fund will be changed to The Style Manager: Large Cap Fund.

2. Under the section "INVESTMENT OBJECTIVE AND POLICIES OF EACH FUND" located in the prospectuses, please replace the paragraphs entitled "ACCEPTABLE
INVESTMENTS " and "COMMON STOCKS " under the   sub- section entitled "THE
STOCK FUND" with the following:
 ACCEPTABLE INVESTMENTS. The Fund pursues its investment objective by investing in common stocks of large capitalization companies, with a market capitalization of at least $1 billion at the time of investment, and which are either listed on the New York or American Stock Exchanges or trade in the over-the-counter market. The Fund's investment approach is based upon the conviction that, over the long term, the economy will continue to expand and develop and that this economic growth will be reflected in the growth of the revenues and earnings of publicly held corporations. The securities in which the Fund invests include, but are not limited to, the following securities. COMMON STOCKS. The Fund will invest in stocks that the Fund's investment adviser's proprietary investment methodology has identified as having superior potential for growth of capital and income. At least 65% of the Fund's portfolio will be invested in common stocks, unless it is in a defensive position.
The Fund is managed to take advantage of trends in the stock market that favor different styles of stock selection (value or growth). The value style seeks stocks that, in the opinion of the adviser, are undervalued and are or will be worth more than their current price. The growth style seeks stocks with higher earnings growth rates which, in the opinion of the adviser, will lead to appreciation in stock price.




3. On page 27 of the Investment Shares Combined prospectus ONLY, under the sub-section entitled "SHARE PURCHASES", please delete the sub-section entitled "BY CHECK" in its entirety and replace it with the following:
"BY CHECK.. Purchases of Shares by check must be made payable to THE VIRTUS FUNDS and sent to Signet Financial Services, Inc. P.O. Box 26301, Richmond, VA 23260."

                                                             February 29, 1996
FEDERATED SECURITIES CORP.

Distributor
A subsidiary of FEDERATED INVESTORS
Federated Investors Tower
PITTSBURGH, PA  15222-3779
CUSIP 929913848
CUSIP 927913855
G00564-17 (2/96)                        SGS 602043


THE STYLE MANAGER FUND
(formerly The Strategic Stock Fund)
(A Portfolio of The Virtus Funds)


SUPPLEMENT TO THE STYLE MANAGER FUND (FORMERLY THE STRATEGIC STOCK FUND) PROSPECTUS DATED NOVEMBER 30, 1995, AS SUPPLEMENTED JANUARY 26, 1996.
 On page 9, under the sub-section entitled "SHARE PURCHASES", please delete the sub-section entitled "BY CHECK" in its entirety and replace it with the following:
"BY CHECK.. Purchases of Shares by check must be made payable to THE VIRTUS FUNDS and sent to Signet Financial Services, Inc. P.O. Box 26301, Richmond, VA 23260."

                                                             February 29, 1996
FEDERATED SECURITIES CORP.

Distributor
A subsidiary of FEDERATED INVESTORS
Federated Investors Tower
PITTSBURGH, PA  15222-3779
CUSIP 927913806